Note 23 - Acquisitions	12 Months Ended
Oct. 31, 2022
Statement Line Items [Line Items]
Disclosure of business combinations [text block]
23.	Acquisitions:

Proposed acquisition of Stearns Bank Holdingford, N.A.

On June 14, 2022, VersaBank signed a definitive agreement to acquire Minnesota-based Stearns Bank Holdingford, N.A. (“SBH”), a privately held, wholly owned subsidiary of Stearns Financial Services Inc. (“SFSI”) based in St. Cloud, Minnesota, for an estimated USD $13.5 million (CAD $18.4 million), subject to adjustment at closing. SBH is a fully operational OCC (Office of the Comptroller of the Currency)-chartered national bank, focused on small business lending, which is expected to add approximately USD $60 million in total assets to VersaBank’s balance sheet, subject to any adjustments at closing.  The acquisition is intended to provide VersaBank with access to US deposits to expand the growth of its receivable purchase program business, which VersaBank launched in the US in the current year.  Subject to customary closing conditions, including regulatory approval by both the OCC and OSFI, the transaction is anticipated to close in early 2023.

Acquisition of Digital Boundary Group

On November 30, 2020, the Bank, through its wholly owned subsidiary DRTC, acquired 100% of the shares of Digital Boundary Group Canada Inc. (formerly 2021945 Ontario Inc.) and its wholly owned subsidiary, operating as DBG, in exchange for $8.5 million in cash and a deferred payment obligation in the amount of $1.4 million, for total consideration of $9.9 million. The acquisition was accounted for in accordance with IFRS 3 Business Combinations and DBG’s financial results, since closing, have been included in the Bank’s Interim Consolidated Financial Statements.

DBG is an information technology (“IT”) security assurance services firm with offices in London, Ontario and Dallas, Texas. DBG provides corporate and government clients with a suite of IT security assurance services, that range from external network, web and mobile application penetration testing through to physical social engineering engagements along with supervisory control and data acquisition (“SCADA”) system assessments, as well as various aspects of IT security training.

The following table summarizes the preliminary fair value of the assets acquired and liabilities assumed on acquisition:

(thousands of Canadian dollars)
November 30
Assets and liabilities acquired at fair value	2020

Cash	$1,057
Accounts receivable	1,451
Right-of-use assets	2,473
Other assets	1,194
Intangible assets	3,940
Goodwill	5,754
Deferred income tax liability	(898)
Lease obligations	(2,650)
Other liabilities	(2,381)

$9,940

Intangible assets include customer relationships, brands, non-compete agreements and operational software, all of which have been assessed to have a useful life of 10 years. Goodwill primarily reflects the value of an assembled workforce and the value of future growth prospects and expected business synergies realized as a result of combining the acquired business with the Bank’s existing cybersecurity business. Goodwill as well as portions of the intangible assets are not deductible for income tax purposes.

For the year ended October 31, 2022, the operations of DBG have contributed $5.6 million (2021 - $5.2 million) and $964,000 (2021 - $1.5 million) to the Bank’s non-interest income and net income respectively, which includes amortization of intangible assets of in the amount of $456,000 (2021 -$299,000). The costs associated with the acquisition of DBG totaled $180,000 and were included in the Bank’s non-interest expense.